UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

June 6, 2025

Date of Report (Date of earliest event reported)

Advanced Biomed Inc.

(Exact name of Company as specified in its charter)

Nevada	001-42548	87-2177170
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

No. 689-85 Xiaodong Road, Yongkang District

Tainan City, Taiwan

(Address of principal executive offices)

886-6-3121716

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ADVB	The Nasdaq Stock Market LLC

Explanatory Note

This current report on Form 8-K/A amends and supplements the current report on Form 8-K filed by Advanced Biomed Inc. (the “Company”) with the U.S. Securities and Exchange Commission on June 6, 2025 (the “Original 8-K”). As previously reported in the Original 8-K, the Company entered into an agreement with HELENA GLOBAL INVESTMENT OPPORTUNITIES I LTD. (the “Investor”), pursuant to which the Investor granted the Company an equity line of credit of up to Twenty-Five Million United States Dollars ($25,000,000) in shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), subject to terms and conditions set forth in the agreement (the “Agreement”). A copy of the Agreement was attached as Exhibit 99.1 to the Original 8-K and was incorporated by reference therein. The foregoing summaries of the terms of the Agreement do not purport to be a complete description of the document described in the Original 8-K and are subject to and qualified in their entirety by such document.

Item 3.02 Unregistered Sales of Equity Securities.

Pursuant to Section 13.04(b) of the Agreement, on January 30, 2026, the Company issued 1,650,710 shares of Common Stock to the Investor as the consideration for its commitment under the Agreement, with an aggregate value of $500,000 at the time of issuance (the “Commitment Fee Shares”), thereby fulfilling its obligation under the Agreement. The issuances of the Commitment Fee Shares were made in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

This report does not constitute an offer to sell, or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Advanced Biomed Inc.

Date: February 10, 2026	By:	/s/ Yi Lu
Yi Lu
Chief Executive Officer

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